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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 1, 2003 (May 1, 2003)

                            SAMSONITE CORPORATION
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            (Exact name of registrant as specified in its charter)


DELAWARE                            0-23214                     36-3511556
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(State or other              (Commission File Number)        (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


11200 East 45th Avenue
Denver, Colorado                                                 80239-3018
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(Address of principal executive offices)                         (Zip Code)


                                (303) 373-2000
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                (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

A.   Recapitalization Plan

     On May 1, 2003, Samsonite Corporation ("Samsonite" or the "Company") entered into a recapitalization agreement with Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers Pension Plan Board (the "New Investors") regarding a comprehensive recapitalization and financial restructuring plan (the "Recapitalization Agreement"). Further information relating to the recapitalization is contained in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, and the detailed terms of the recapitalization are set forth in the Recapitalization Agreement, including various exhibits thereto, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

B.   Delay in Filing Annual Report; Extension of Credit Facility

     The Company will delay, for up to 15 days past the May 1, 2003 due date, the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2003. The Company has entered into an amendment to its existing senior credit facility that extends the maturity date of the revolving credit and European term loans thereunder from June 24, 2003 to June 24, 2004 (the "Amendment"). The Amendment is subject to, among other things, the Company and the Pension Benefit Guaranty Corporation reaching an agreement satisfactory to the New Investors with respect to, among other things, the Company's ability to refinance the new credit facility in the future (the "PBGC Condition"). The detailed terms of the Amendment are set forth in the Eighth Amendment to the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement, a copy of which is attached hereto as Exhibit
99.3 and incorporated herein by reference.

     Had the Company filed its Annual Report on Form 10-K on the May 1 due date, absent satisfaction of the PBGC Condition, the Company believes that the report of the Company's independent auditors on the Company's financial statements as of and for the fiscal year ended January 31, 2003 would have contained a qualification regarding the Company's ability to continue as a going concern. More detailed information regarding the delay in filing the Annual Report on Form 10-K is contained in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Not Applicable

(b)  PRO FORMA FINANCIAL INFORMATION

     Not Applicable

(c)  EXHIBITS

Exhibit Number     Description
--------------     -----------
99.1               Press Release issued by Samsonite Corporation on May 1, 2003, announcing recapitalization plan and delay in Form 10-K filing.

99.2 Recapitalization Agreement by and among Samsonite Corporation, Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers Pension Plan Board, dated as of May 1, 2003 (including various exhibits thereto).

99.3 Eighth Amendment to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement, by and among Samsonite Corporation, Samsonite Europe N.V., certain Lenders who are signatories thereto, and Bank of America, N.A., dated as of April 30, 2003.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SAMSONITE CORPORATION
                                       (Registrant)


                                   By: /s/ Richard H. Wiley
                                      ----------------------------------
                                      Name:  Richard H. Wiley
                                      Title: Chief Financial Officer, Treasurer
                                             and Secretary

Dated: May 1, 2003


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                               INDEX TO EXHIBITS


Exhibit Number     Description
--------------     -----------
99.1               Press Release issued by Samsonite Corporation on May 1, 2003, announcing recapitalization plan and delay in Form 10-K filing.

99.2 Recapitalization Agreement by and among Samsonite Corporation, Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers Pension Plan Board, dated as of May 1, 2003 (including various exhibits thereto).

99.3 Eighth Amendment to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement, by and among Samsonite Corporation, Samsonite Europe N.V., certain Lenders who are signatories thereto, and Bank of America, N.A., dated as of April 30, 2003.


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